UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 28, 2009
(Date of Report (Date of Earliest Event Reported))

(Exact name of registrant as specified in its charter)

Michigan	0-16640	38-2606280
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

205 E. Chicago Boulevard, Tecumseh, MI  49286
(Address of principal executive offices)

(517) 423-8373
(Registrant’s telephone number including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

United Bancorp, Inc. will hold its annual meeting of shareholders on Tuesday, April 28, 2009, at 4:30 p.m. local time.  At the meeting, the shareholders will (1) elect three directors; (2) consider and approve an advisory proposal to approve the Company's executive compensation practices, and (3) conduct any other business that may properly come before the meeting.

The slide presentation prepared by United Bancorp, Inc. for the annual meeting of shareholders will be available on its website at www.ubat.com beginning on April 28, 2009 and continuing through May 8, 2009.  An audio recording of the annual meeting of shareholders will be available on its website at www.ubat.com following conclusion of the meeting and continuing through May 8, 2009.

This Report is furnished to, and not filed with, the Commission.

Forward Looking Statements

It is anticipated that some of the information presented at the annual meeting will contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and United Bancorp, Inc.  Management's determination of the provision and allowance for loan losses and other accounting estimates, such as the carrying value of goodwill and mortgage servicing rights, involve judgments that are inherently forward-looking.  Risk factors include, but are not limited to, the risk factors described in "Item 1A - Risk Factors" of United Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2008; the timing and level of asset growth; changes in banking laws and regulations; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances and issues; governmental and regulatory policy changes; opportunities for acquisitions; the local and global effects of the ongoing war on terrorism and other military actions; and current uncertainties and fluctuations in the financial markets and stocks of financial services providers due to concerns about credit availability and concerns about the Michigan economy in particular. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.  United Bancorp, Inc. undertakes no obligation to update or revise any forward-looking statements to reflect developments that occur or information obtained after the date of the annual meeting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancorp, Inc. (Registrant)
By:

Date: April 28, 2009	/S/ Randal J. Rabe
Randal J. Rabe Executive Vice President and Chief Financial Officer